Exhibit 99.1

FOR IMMEDIATE RELEASE

EAGLE MATERIALS ANNOUNCES RESULTS OF STRATEGIC PORTFOLIO REVIEW

Plans to Separate Heavy Materials and Light Materials Businesses;

Reviewing Alternatives for Oil and Gas Proppants

DALLAS – May 30, 2019 – Eagle Materials Inc. (NYSE: EXP) (“Eagle” or the “Company”) today announced that its Board of Directors has approved a plan to separate its Heavy Materials and Light Materials businesses into two independent, publicly traded corporations by means of a tax-free spin-off to Eagle shareholders. The separation is expected to be completed in the first half of calendar 2020.

The Company also announced that it is actively pursuing alternatives for its Oil and Gas Proppants business with the support of an independent financial advisor. Additionally, the Company’s Board will continue to evaluate any opportunity to create value that may arise prior to completion of the separation.

Today’s announcement follows a thorough review of strategic, operational and financial alternatives to enhance shareholder value by the Company’s Board and management team, with the support of independent financial and legal advisors and input from the Company’s largest shareholders, including Sachem Head Capital Management.

Mike Nicolais, Eagle’s Chairman stated, “The Eagle Board and management team has maintained a regular evaluation of the strategic and financial options to best position the Company to drive value for shareholders. Historically, our Light and Heavy businesses have provided Eagle with balance and financial strength; however, the Board recognized that our industry-leading performance is not adequately reflected in the market value of the combined company. We engaged with shareholders and took their input into account in coming to this conclusion. Based upon our recent comprehensive review of various strategic, operational and financial alternatives, the Eagle board and management team believe this separation will provide each of the businesses with the financial flexibility to pursue its own growth strategies and operating priorities, and will develop the appropriate capital structure and allocation priorities to generate long-term growth for all shareholders. Accordingly, we have determined that now is the optimal time to pursue this separation.”

“We believe that by pursuing the actions announced today the Eagle Board is taking significant steps to unlock the Company’s inherent value,” said Scott Ferguson, Managing Partner of Sachem Head. “Given these developments and the substantial value creation potential, Sachem Head is withdrawing our director nominations and proposals, and we will fully support the Board’s recommendations at Eagle’s 2019 Annual Meeting. We are pleased with the constructive work of the Eagle Board and look forward to seeing significant value creation for all shareholders in the months ahead.”

Benefits of Separation

Following completion of the separation, each company is expected to be well capitalized, generate strong free cash flows, be well positioned for future growth and be best-in-class in its respective industry. Eagle believes that as two separate companies, each business will be able to:

•	Focus on its distinct strategic priorities that best position the business for profitability and growth, with targets and goals that fit its own markets and unique opportunities;

•	Implement a capital structure that is tailored to the needs of the businesses it operates;

•	Allocate resources and deploy capital in a manner consistent with its strategic priorities; and

•	Allow new and existing investors to value the two companies based on their particular operational and financial characteristics.

Two Focused Businesses

Eagle – Heavy Materials

After the separation, the Company’s existing Heavy Materials business, a U.S.-heartland cement-plant system with complementary concrete and aggregates operations, is expected to continue to produce strong margins and significant cash flows. Eagle will remain focused on low-cost production, operate in key U.S. geographies with favorable market dynamics and drive profitable growth through both strategic acquisitions and the organic development of its asset network. The business enjoys long-lived, owned raw material reserves that will sustain its operations over the long term. This business will operate as a distinct pure-play, U.S.-only cement company with excellent future prospects as the largest U.S.-owned producer.

Eagle – Light Materials

Upon separation, Eagle’s existing Light Materials business is expected to continue to be a benchmark producer of gypsum wallboard and recycled paperboard. This business has a long track-record of superior margin performance, driven by its sustainable low-cost producer positions in U.S. sunbelt markets, and has uniquely distinguished itself through industry business cycles. The business includes an integrated paperboard mill that utilizes advanced technologies to supply the wallboard plants with high-performing, low-cost facing paper. The business enjoys long-lived raw material reserves as well as industry leading levels of customer satisfaction.

Oil and Gas Proppants Business

In connection with the separation, Eagle is actively pursuing alternatives for its Oil and Gas Proppants business with the support of an independent financial advisor. There can be no assurance that this process will result in any particular action being taken, nor can there be any assurance regarding the timing of any such action. Eagle does not intend to disclose developments regarding this process if and until an action is announced, or the process is otherwise concluded.

Management Structure and Governance

Upon completion of the separation, each company will have its own management team and an independent board of directors that will include members of the current Eagle Board. Full management teams and boards for both companies will be named in the months leading up to the formal separation.

Transaction Details, Conditions and Timing to Close

Upon completion of the transaction, each company is expected to be publicly listed and traded on nationally recognized stock exchanges. Both companies will remain headquartered in Dallas, TX.

The transaction is subject to certain conditions, including, among others, obtaining final approval by Eagle’s Board of Directors, receipt of a favorable opinion of tax advisors with respect to the tax-free nature of the transaction for U.S. federal income tax purposes and effectiveness of a Form 10 registration statement to be filed with the U.S. Securities and Exchange Commission. Eagle may, at any time and for any reason until the proposed transaction is complete, abandon the separation or modify or change its terms.

Advisors

Goldman Sachs & Co. LLC is serving as financial advisor to Eagle, and Wachtell, Lipton, Rosen & Katz is serving as its legal advisor.

About Eagle Materials Inc.

Eagle Materials Inc. manufactures and distributes Cement, Gypsum Wallboard, Recycled Paperboard, Concrete and Aggregates, and Oil and Gas Proppants from more than 75 facilities across the US. Eagle is headquartered in Dallas, Texas.

Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including statements about expected results, the strategic portfolio review process, potential transactions and other matters that are not historical facts. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations. Please refer to the publicly filed documents of the Company, including the most recent Forms 10-K and 10-Q, for additional information about the Company and about the risks and uncertainties related to the Company’s business which may affect the statements made in this press release.

Contacts

Investor Contact

For additional information, contact at 214-432-2000.

Robert S. Stewart

Executive Vice President, Strategy, Corporate Development and Communications

or

Media Contact

Joele Frank, Wilkinson Brimmer Katcher

Jim Golden / Clayton Erwin / Sophie Throsby

(212) 355 4449